Community Trust Bancorp, Inc.®

2008 Annual Shareholders' Meeting

April 22, 2008



CAUTIONARY STATEMENT

Information provided herein by the Corporation contains "forward-looking" information. The Corporation cautions that any forward-looking statements made by the Corporation are not guarantees of future performance and that actual results may differ materially from those in the forward-looking statements. Please refer to the Corporation's 2007 Annual Report on Form 10-K Part I, Item 1. for additional information.

Our Banking Franchise



Russell
Huntington
Summersville
Georgetown
Flemingsburg
Ashland
Frankfort
Mount Sterling
Hamlin
Fort Gay
Versailles
Lexington
Winchester
Harrodsburg
Paintsville
Richmond
Prestonsburg
Williamson
Allen
Lebanon
Danville
Berea
Pikeville
Mount Vernon
Hazard
Knott
Campbellsville
Greensburg
Whitesburg
Jenkins
Somerset
London
Columbia
Jamestown
Corbin
Williamsburg
Middlesboro
Community Trust Bank Branch Office
Community Trust & Investment Office

Serving 77 branch locations in 33 counties throughout Kentucky and West Virginia

2007 Operational Challenges

- **2007**
  - **Changes in the economy**
    - **Increased oil prices**
    - **Subprime lending crisis**
    - **Changes in the investment markets**
    - **Devaluation of the dollar**
    - **Fear of inflation**
    - **Decline in stock prices**
    - **Weak consumer confidence**
    - **Decrease in consumer spending**
- **2008**
  - **Operational challenges continuing due to the state of the U.S. economy**

2007 Performance

Strategic Plan for 2007

What were our goals?

- A 6% to 8% increase in earnings and EPS
- Loan and deposit growth of 8.5% and 3%
- Noninterest income of 1.20%
- Noninterest expense of 2.90%
- Efficiency ratio of 56%
- Improving asset quality
- Increasing shareholder value
- Expanding our banking franchise

2007 Performance Summary

What were the results of executing our plan?

- Earnings of $36.6 million, a 6.2% decrease
- EPS of $2.42, a 6.6% decrease
- Loan growth of 2.8%
- Deposits decrease of 2.1%
- Noninterest income of 1.23%
- Noninterest expense of 2.79%
- Efficiency ratio increased to 57.62%
- Nonperforming loans as a percentage of total loans at 1.43% of total loans
- 7.5% increase in book value per share while shareholders' equity increased 6.7%

Expanding Our Franchise

- Expansion through new branches


Community
Trust Bank

- Branch Relocation in Frankfort, KY in 4Q 2007

- New branch in Huntington, WV opened April 2, 2008


Community Trust Bank

Shareholder Value

Dividends Per Share



$0.75
$0.87
$0.98
$1.05
$1.10
$1.16
11.1%
2003
2004
2005
2006
2007
2008*

*2008 is projected DPS

Dividends Per Share

- 27 consecutive years of increased cash dividends
- 11.1% compound growth rate for past five years
- Increased dividend by 2¢ (7.41%) effective with the January 2008 dividend
- 2007 cash dividends increased 4.8%
- December 31, 2007 cash dividend yield 4.21%

Shareholders' Equity



(in millions)
$221.4
$236.2
$253.9
$282.4
$301.4
7.6%
2003
2004
2005
2006
2007

- Shareholders' equity has increased 36.1% during the past five years
- 7.6% compound growth rate for the past five years
- 2008 shareholders' equity projected at $317 - $319 million

Total Market Capitalization


(in millions)
$310.5
$406.5
$461.2
$629.5
$414.2
$438.9
2003
2004
2005
2006
2007
2008

All data is as of year-end except 2008 which is based upon stock price on March 31, 2008

Comparison of 5 Year Cumulative Total Return

among CTBI, NASDAQ Stock Market (U.S.), and NASDAQ Bank Stocks



$300
$200
$100
$0
2002
2003
2004
2005
2006
2007
Community Trust Bancorp, Inc.
NASDAQ Stock Market (U.S.)
NASDAQ Bank Stocks

- **An investment in CTBI stock on December 31, 2002 would have outperformed the NASDAQ Bank Stocks Index but underperformed the NASDAQ Composite at December 31, 2007**

Comparison to Russell 2000 Index

of small cap companies

Return to Investors

December 31, 2007


16.28%
6.84%
9.14%
7.17%
7.17%
-1.55%
-2.20%
-31.20%
1-Year
3-Year
5-Year
10-Year
CTBI
Russell 2000

- 3-, 5-, and 10-year total returns annualized

Historical Investment Return

- Core value long term investment
- Formation of bank holding company in 1981
- 12 stock splits
- 9 stock dividends
- 27 years of consecutive increases in cash dividends
  - $0.02 per share increase effective December 15, 2007
- 5-year compound growth rate of cash dividends 11.1%
- Stock included in the NASDAQ Global Select Market, NASDAQ Dividend Achievers Index, and NASDAQ Bank Stock Index
- CTBI stock widely held
  - 165 mutual funds hold 2.3 million shares (15%)*
  - 88 institutional investors (excluding CTIC) hold 5.4 million shares (36%)*

*as of 4/18/08

2007 Earnings Review

Earnings Per Share



$1.95
$2.09
$2.31
$2.59
$2.42
5.7%
2003
2004
2005
2006
2007

- Earnings per share decreased 6.2% in 2007
- 5.7% 5-year compound growth rate for EPS
- 2008 EPS projected at $2.25 to $2.45 per share

Net Income


(in millions)
$28.9
$31.0
$34.4
$39.1
$36.6
5.8%
2003
2004
2005
2006
2007

- 2008 projected net income $34 million to $36 million

Net Income

- Increase in provision for loan losses of $2.2 million year over year
- $1.9 million pre-tax charge from unamortized debt issuance costs related to redemption of trust preferred securities
- $1.2 million fee earned related to the termination of the acquisition of Eagle Fidelity, Inc.
- Reversal of an employee incentive accrual in the amount of $1.5 million
- Core earnings impacted by the pressure on our net interest income
  - Operated within inverted yield curve through most of 2007
  - $1.7 million decrease in net interest income year over year

Revenues



(in millions)
$121.0
$127.1
$136.7
$140.3
$142.6
4.0%
2003
2004
2005
2006
2007

- 4.0% compound growth rate for revenues for the past five years
  - 2007 revenues increased 1.6%
- 2008 projected revenues of $144 million to $148 million

Noninterest Income

as a % of Total Revenue



(in millions)
$36.4
$33.9
$33.5
$32.6
$36.6
32%
26%
21%
15%
2003
2004
2005
2006
2007
Noninterest Income
% of Total Revenue

- **2007 noninterest income**
  - **Increase in deposit fees**
  - **Change in mortgage loan activity**
  - **Stable brokerage revenue**
  - **Increase in trust revenue**
- **2008 projected noninterest revenue from 25% to 27% of total revenue**

Net Interest Revenue


(in millions)
$84.6
$93.2
$103.2
$107.8
$106.0
2003
2004
2005
2006
2007

- 2007 decrease in net interest revenue was 1.6%
  - Interest income increased 4.0%
  - Interest expense increased 11.4%

Net Interest Margin


3.95%
3.99%
3.84%
3.76%
3.86%
3.73%
3.86%
3.81%
4.02%
3.78%
Dec 06
Mar 07
Jun 07
Sep 07
Dec 07
CTBI
Peer

- Pressure on the margin
- 1-year cumulative gap position at 12/31/07 -4.78%
- % of assets repricing
  - Within 30 days 37.2%
- % of liabilities repricing
  - Within 30 days 16.9%
  - Within 90 days 25.7%
  - Within 180 days 37.8%

Net Noninterest Expense as a % of Average Earning Assets


(in millions)
$34.4
$40.7
$45.1
$47.8
$46.4
1.90%
1.70%
1.50%
2003
2004
2005
2006
2007
Net Noninterest Expense
% of Earning Assets

Noninterest Expense & Efficiency Ratio


(in millions)
$70.7
$74.6
$78.6
$80.4
$83.1
62%
60%
58%
56%
54%
2003
2004
2005
2006
2007
Noninterest Expense
Efficiency Ratio

- 2008 projected efficiency ratio – 56% to 58%

2007 Balance Sheet Review

Total Assets



(in billions)
$2.48
$2.71
$2.85
$2.97
$2.90
2003
2004
2005
2006
2007

- Total assets decreased 2.3% during 2007 to $2.90 billion
  - Loan growth $60.4 million
  - Deposit decline $50.7 million
  - Investment portfolio decline $109.2 million
- Total assets are expected to increase – $40 million to $45 million in 2008

Total Loans

(in billions)


$1.74
$1.90
$2.11
$2.17
$2.23
2003
2004
2005
2006
2007

- 2008 projected loan growth $165 to $185 million

Loan Portfolio Mix

December 31, 2007


Consumer 20%
Comm R/E 35%
R/E Mortgage 30%
Comm Other 15%

Net Charge-offs

as a % of average loans


0.48%
0.35%
0.37%
0.29%
0.27%
2003
2004
2005
2006
2007

Nonperforming Loans

as a % of total loans


0.97%
1.06%
1.02%
0.66%
1.43%
2003
2004
2005
2006
2007

Loan Loss Reserve

as a % of net loans


1.42%
1.42%
1.40%
1.27%
1.26%
2003
2004
2005
2006
2007

Total Deposits

including Repurchase Agreements

(in billions)


$2.16
$2.23
$2.38
$2.50
$2.45
2003
2004
2005
2006
2007

- Total deposits including repurchase agreements are expected to increase $72 to $78 million in 2008

Total Deposits

including Repurchase Agreements

December 31, 2007


Repurchase Agreements 7%
Noninterest Bearing 18%
NOW 1%
MMDA 18%
Savings 8%
CDs >$100K 18%
CDs <$100K 25%
Other Time 5%

1st Quarter 2008 Review

Net Income


(in millions)
$8.0
$8.9
$10.5
$9.3
$8.5
Mar '07
Jun '07
Sept '07
Dec '07
Mar '08

Net Income

- **Net interest income**
  - **Increased $0.4 million year over year**
  - **Decreased $0.6 million quarter over quarter**

- **Provision for loan losses**
  - **Increased $1.9 million year over year**
  - **Increased $0.1 million quarter over quarter**

- **Noninterest income**
  - **Increased $0.2 million year over year**
  - **Decreased $0.5 million quarter over quarter**

- **Trust and Brokerage Income**

- **Expense Control**

Noninterest Income


(in millions)
$8.5
$9.0
$9.9
$9.2
$8.7
Mar '07
Jun '07
Sept '07
Dec '07
Mar '08

- Increased gains on sales of loans
- Deposit service charges
  - Increased year over year, but seasonal decline quarter over quarter
- Decreased loan related fees
  - Decline in fair value of mortgage servicing rights

Noninterest Expense


(in millions)
$22.5
$20.9
$19.3
$20.3
$20.0
Mar '07
Jun '07
Sept '07
Dec '07
Mar '08

- Large variance from prior year related to unamortized debt issuance costs related to redemption of trust preferred debentures and no accrual for employee incentive compensation plan

Total Loans


(in billions)
$2.17
$2.19
$2.21
$2.20
$2.22
Mar '07
Jun '07
Sept '07
Dec '07
Mar '08

- Loan portfolio grew at an annualized rate of 4.3% during the quarter and 3.7% from March 31, 2007

Total Deposits

including Repurchase Agreements


(in billions)
$2.56
$2.52
$2.48
$2.45
$2.45
Mar '07
Jun '07
Sept '07
Dec '07
Mar '08

- Deposits, including repurchase agreements, remained stable from prior quarter but declined $107.2 million or 4.2% from prior year
  - Continued focus on net interest margin management

Nonperforming Loans

as a % of Total Loans



0.83%
1.08%
1.41%
1.43%
1.89%
Mar '07
Jun '07
Sept '07
Dec '07
Mar '08

- Economic diversity of our region
- 2 regions experiencing pressure in the housing market
- 2 regions not experiencing significant economic pressure

Efficiency Ratio



64.68%
58.22%
52.36%
55.60%
56.39%
Mar '07
Jun '07
Sept '07
Dec '07
Mar '08

2008 Key Strategic Initiatives

CTBI: 2008 Outlook

Net Income	$34 - $36 million
Earnings Per Share	$2.25 - $2.45 per share
Asset Growth	$40 - $45 million
Loan Growth	$165 - $185 million
Deposit Growth	$72 - $78 million
Efficiency Ratio	56% - 58%
Shareholders' Equity	$317 - $319 million

2008 Operational Initiatives

Attaining our 2008 corporate goals

- **Working through our asset quality issues**
- **Focus on core banking business**
- **Internal growth and expansion through new branches and acquisitions**
- **Continued expansion of trust and brokerage services**
- **Improved management and customer information**
- **Continued expansion of profitable product lines**

2008 Operational Challenges

Major impacts on 2008 corporate goals

- The U.S. economy
- Action by the U.S. Government to manage current economic issues
- Loan growth
- Asset quality
- Net interest margin
- Noninterest income
- Profitable deposit growth driven by liquidity needs

CTBI's Franchise Value

- **History of solid investor returns**
- **Community banking strategy**
- **Historical ability to grow and have good financial performance in slow growth markets**
- **Growth strategies**
  - **Acquisitions**
  - **De nova branches**
  - **Trust subsidiary**
  - **Full service brokerage**
- **Strong experienced management team and 1,000 dedicated employees**
- **Our shareholders**

Shareholders:

Your management has a Strategic Plan for the performance and operations of your company. Success will be attained by the execution of this plan, not just by management, but by approximately 1,000 employees. The continuing support by you, our shareholders, by referring your friends, neighbors, and business associates to do business with your bank, is invaluable to the execution of our plans for the performance of your company.



